Professional Liability Insurance Policy

This is a claims-made Policy.  Please review you Policy carefully.

The Policy is limited to liability for only those claims that are first made against the insured during the policy period

                           Interstate Insurance Group
                            Chicago Insurance Company
                       Executive Offices: 55 E. Monroe St.
                                Chicago, IL 60603

Policy Number: LWB-3016091-0


Named Insured & Address:                    Scott B. Ugel
                                            155 North Main St.
                                            New City, NY 10956
                          And those individuals listed in the insured supplement

Producer Name                       Bertholon Rowland Corp.
Policy Period                       5/1/99 to 5/1/00
Insured is:                         Individual

Limit of Liability:                 $1,000,000                each claim

                                    $1,000,000                aggregate

(A separate limit of liability applies to claim expenses)

Deductible                          $1,000 per claim

Premium                             $3,536.00
Claim                               81400
No. of Lawyers                      2

Forms attached at Issue:            POE-2182 (04/97) New York Mandatory
                                    POE-2247   (12/1/96)   Claim   Expenses   in
                                    addition to llimits POJ-2018 (01/95) Lawyers
                                    Claims-Made Policy Jacket

Bertholon-Rowland                           Countersigned at: New York, NY
Insurance Brokers                           Issue Date   6/17/99
100 Broadway
New York, NY 10005


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